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                                                             EXHIBIT NO. 10.3(C)

                                SECOND AMENDMENT
                                     TO THE
                           FREMONT GENERAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      WHEREAS, Fremont General Corporation (the "Corporation") maintains the Fremont General Corporation Supplemental Executive Retirement Plan (the "SERP");

      WHEREAS, Paragraph 6.1 of the SERP provides that the Board of Directors of the Corporation may amend the SERP.

      NOW, THEREFORE, the SERP is hereby amended effective as of February ____, 2003 as follows:

      1. Paragraph 4.1 is amended by adding a new subsection (d) to read as follows:

      "(d) In addition to the crediting of contributions pursuant to subsections
      (a), (b) and (c) of this Paragraph 4.1, the Company may credit to the Participant's Account any additional amounts that the Company has determined, for any reason, to credit to such Participant. Unless the Administrative Committee determines otherwise, any such additional amounts credited to a Participant's Account shall be, at all times, one hundred percent vested and nonforfeitable and may be accounted for in a subaccount."

      2. The first sentence of Paragraph 4.3 is amended to read follows:

      "Except as otherwise provided pursuant to Paragraph 4.1(d), all benefits under the SERP shall be contingent and forfeitable, and each Participant shall have a vested interest in any benefit under the SERP in accordance with the vesting provisions set forth in Paragraph 6.1 of the Investment Incentive Plan."

      IN WITNESS WHEREOF, Fremont General Corporation has caused this Amendment to be executed on _____________, 2003.

                                        FREMONT GENERAL CORPORATION


                                        By:_____________________________________

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                                 THIRD AMENDMENT
                                     TO THE
                           FREMONT GENERAL CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

      Effective as of January 1, 2002, the Fremont General Corporation Supplemental Executive Retirement Plan (the "SERP"), originally effective April 4, 2001, is amended as follows:

      Section 2.1(g) is amended in its entirety to read as follows:

      (g) "Compensation" shall mean all of a Participant's compensation (as defined in the Investment Incentive Plan or, with respect to Section 2.1(l), as defined in the ESOP), except as follows. First, the rules of Code Section 401(a)(17) shall not apply. Second, Compensation shall include Salary Deferrals (but not Deferral Contributions, ESOP Excess Contributions, or any other contributions under the SERP). Third, Compensation shall not include compensation earned by a Participant prior to the date his employer becomes an Employer as defined herein.

      IN WITNESS WHEREOF, this Amendment Number Three is hereby adopted effective as of the date set forth above.

                                        FREMONT GENERAL CORPORATION


                                        By:_____________________________________